Exhibit 32.1

Certification of Chief Executive Officer Regarding Periodic Report Containing Financial
Statements Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

            I, R. Andrew White, Chief Executive Officer of Home Solutions of America, Inc. (the "Company"), in compliance with 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that (i) the Form 10-QSB for the quarter ended June 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) the information contained in that report fairly presents, in all material respects, the financial condition and results of operations of the Company on the dates and for the periods presented therein.

Date: August 14, 2003                                      /s/ R. ANDREW WHITE
                                                                        R. Andrew White
                                                                        President and Chief Executive Officer